

2013

3rd Quarter Report

FIRST GUARANTY BANCSHARES, INC.

A Message to Our Stockholders

Dear Shareholders,

As of September 30, 2013, our loan portfolio totaled $689,572,706 compared to $606,161,538 as of September 30, 2012. Our year to date loan interest income was $1 million higher than our loan interest income as of September 30, 2012. Our loan fee income was $100,000 higher than our loan fee income as of September 30, 2012. Our interest expense as of September 30, 2013 was $1.5 million lower than our interest expense as of September 30, 2012.

All of these numbers show that the strength of First Guaranty Bank continues to grow month after month. Our total income year to date is $2.6 million lower than it was a year ago due to a $5.1 million decrease in securities income and a $1.7 million decrease in securities gains. These decreases were as a result of the restructuring of our securities portfolio. The year to date figures in the first paragraph show the tremendous progress we have made in restructuring First Guaranty Bancshares, Inc., building the loan portfolio while the investment portfolio decreases. As this momentum grows, the balance sheet of First Guaranty Bancshares, Inc. becomes stronger and First Guaranty Bancshares, Inc. becomes a safer, more profitable institution.

In the third quarter we maintained our Small Business Lending Fund (SBLF) loan levels at the maximum required, insuring that the quarterly dividend to be paid as of March 31, 2014 will remain at the minimum.

During the fourth quarter of 2013, we will continue our strategy of increasing the loan portfolio with quality loans and increasing loan interest income while reducing interest expense. This strategy will result in increased income monthly through the end of 2013 and continuing through 2014.

First Guaranty Bancshares, Inc. continues to be and continues to build toward being a safer, sounder, and more profitable investment for its shareholders. First Guaranty Bancshares, Inc. continues to mold its balance sheet into a fortress that can withstand any adversities that may be presented and survive.

Thank you for your investment in First Guaranty Bancshares, Inc. and for your continued support. If you have any questions about our financial position or any of the information presented in this report, please contact me directly at (985) 375-0350.

Sincerely,

Alton B. Lewis
Chief Executive Officer/President
First Guaranty Bancshares, Inc.

Consolidated Statements of Condition
(in thousands, except share data)

	September 30, 2013 (unaudited)	September 30, 2012
Assets		
Cash and cash equivalents:		
Cash and due from banks	$59,583	$71,942
Interest-earning demand deposits with banks	260	20
Federal funds sold	987	4,931
Cash and cash equivalents	60,830	76,893
Interest-earning time deposits with banks	747	754
Investment securities:		
Available for sale, at fair value	483,489	619,762
Held to maturity, at cost (estimated fair value of $147,881 and $25,222, respectively)	154,112	24,976
Investment securities	637,601	644,738
Federal Home Loan Bank stock, at cost	2,593	1,143
Loans held for sale	307	80
Loans, net of unearned income	689,573	606,162
Less: allowance for loan losses	10,146	9,507
Net loans	679,427	596,655
Premises and equipment, net	19,778	19,664
Goodwill	1,999	1,999
Intangible assets, net	2,155	2,511
Other real estate, net	3,689	4,435
Accrued interest receivable	6,697	6,895
Other assets	8,725	5,467
Total Assets	$1,424,548	$1,361,234
Liabilities and Stockholders' Equity		
Deposits:		
Noninterest-bearing demand	$191,785	$192,282
Interest-bearing demand	336,162	297,579
Savings	65,113	60,135
Time	657,563	656,174
Total deposits	1,250,623	1,206,170
Short-term borrowings	42,457	11,774
Accrued interest payable	2,795	3,135
Long-term borrowings	650	1,250
Other liabilities	2,962	4,449
Total Liabilities	1,299,487	1,226,778
Stockholders' Equity		
Preferred stock:		
Series C - $1,000 par value - authorized 39,435 shares; issued and outstanding 39,435 shares	39,435	39,435
Common stock:		
$1 par value - authorized 100,600,000 shares; issued 6,294,227 shares	6,294	6,294
Surplus	39,387	39,387
Treasury stock, at cost, 2,895 shares	(54)	(54)
Retained earnings	45,915	41,560
Accumulated other comprehensive (loss) income	(5,916)	7,834
Total Stockholders' Equity	125,061	134,456
Total Liabilities and Stockholders' Equity	$1,424,548	$1,361,234

Consolidated Statements of Income
(in thousands, except share, per share data and percentages)

	For the Three-Month Period Ended September 30, 2013	For the Three-Month Period Ended September 30, 2012
	(unaudited)	
Interest Income:		
Loans (including fees)	$9,376	$8,903
Deposits with other banks	33	20
Securities (including FHLB stock)	3,424	4,172
Federal funds sold	-	2
Total Interest Income	12,833	13,097
Interest Expense:		
Demand deposits	291	349
Savings deposits	8	14
Time deposits	2,450	2,782
Borrowings	39	25
Total Interest Expense	2,788	3,170
Net Interest Income	10,045	9,927
Less: Provision for loan losses	307	909
Net Interest Income after Provision for Loan Losses	9,738	9,018
Noninterest Income:		
Service charges, commissions and fees	1,181	1,180
Net gains on securities	12	1,747
Net loss on sale of loans	(6)	(20)
Other	344	424
Total Noninterest Income	1,531	3,331
Noninterest Expense:		
Salaries and employee benefits	3,655	3,394
Occupancy and equipment expense	981	963
Other	3,266	3,454
Total Noninterest Expense	7,902	7,811
Income Before Income Taxes	3,367	4,538
Less: Provision for income taxes	1,109	1,505
Net Income	$2,258	$3,033
Preferred stock dividends	(128)	(493)
Income Available to Common Shareholders	$2,130	$2,540
Per Common Share:		
Cash dividends paid	$0.16	$0.16
Earnings	$0.34	$0.40
Average Common Shares Outstanding	6,291,332	6,292,479
Return on Average Assets	0.64%	0.89%
Return on Average Common Equity	9.98%	10.72%

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Nine-Month Period Ended September 30, 2013	2012
	(unaudited)	
Interest Income:		
Loans (including fees)	$27,661	$26,537
Loans held for sale	-	1
Deposits with other banks	124	56
Securities (including FHLB stock)	10,027	15,110
Federal funds sold	1	10
Total Interest Income	37,813	41,714
Interest Expense:		
Demand deposits	973	1,050
Savings deposits	33	40
Time deposits	7,441	8,905
Borrowings	114	98
Total Interest Expense	8,561	10,093
Net Interest Income	29,252	31,621
Less: Provision for loan losses	2,011	3,014
Net Interest Income after Provision for Loan Losses	27,241	28,607
Noninterest Income:		
Service charges, commissions and fees	3,503	3,565
Net gains on securities	1,556	3,230
Net loss on sale of loans	(65)	(47)
Other	1,016	1,234
Total Noninterest Income	6,010	7,982
Noninterest Expense:		
Salaries and employee benefits	10,767	10,125
Occupancy and equipment expense	2,966	2,818
Other	9,672	9,995
Total Noninterest Expense	23,405	22,938
Income Before Income Taxes	9,846	13,651
Less: Provision for income taxes	3,367	4,603
Net Income	$6,479	$9,048
Preferred stock dividends	(615)	(1,479)
Income Available to Common Shareholders	$5,864	$7,569
Per Common Share:		
Cash dividends paid	$0.48	$0.48
Earnings	$0.93	$1.20
Book value	$13.61	$15.10
Average Common Shares Outstanding	6,291,332	6,293,367
Return on Average Assets	0.62 %	0.89 %
Return on Average Common Equity	8.55 %	11.07 %

Bank Officers

Executive Officers

Alton B. Lewis, Jr.*
President and CEO
Guaranty Square

Larry A. Stark
Executive Vice President
Guaranty Square

Eric J. Dosch*
Chief Financial Officer
Guaranty Square

Senior Vice Presidents

Glenn A. Duhon, Sr.
Southwest Louisiana Division Manager
Abbeville

Michael F. Lofaso
Commercial Lender
Ponchatoula

Randal A. McDonald
Chief Risk Officer

J. Richard Stark
President, Operations/BSA Officer

Vice Presidents

Thomas F. Brothers
Cheryl Q. Brumfield
Kimberly D. Camaille
Christopher O. Coker
Ronald W. Edmonds
Denise D. Fletcher
Ronald R. Foshee
Bernadette Z. Kemp
Brenda Marks
Vera S. Matthews
Evan M. Singer
Christy L. Wells

Controller

Eric Fuller

Assistant Vice Presidents

Edward P. Bertoniere
James M. Baxter
Lance S. Davis
Teri L. Duncan
Colleen Ebarb
Harrison P. Gill
Joyce N. Glass
Ludrick P. Hidalgo
Adam J. Johnston
Shirley P. Jones
Mikki M. Kelley
Robert M. Mizell
Michael A. Mosbey
Ronald C. Pittman
Scott B. Schilling
Desiree Simmons
D. Lynn Talley
Randy S. Vicknair
D. Lynn Westmoreland

Officers

Rebecca G. Brown
Lance S. Davis
Vanessa R. Drew
Jeannette N. Ernst
Michael D. Knighten
Christopher W. McGhee
V. Diane Patterson
Kristina E. Terry
Kristin M. Williams

*Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank.

Banking Center Locations

Full-Service Banking Centers

South Louisiana
Abbeville Banking Center
Amite Banking Center
Denham Springs Banking Center
Greensburg Banking Center
Hammond Banking Centers:
- First Guaranty Square
- Guaranty West

Independence Banking Center
Jennings Banking Center
Kentwood Banking Center
Kentwood West Banking Center
Montpelier Banking Center
Ponchatoula Banking Centers:
- Ponchatoula
- Berryland

Walker Banking Center
Watson Banking Center

North Louisiana
Benton Banking Center
Dubach Banking Center
Haynesville Banking Center
Homer Banking Center
Oil City Banking Center
Vivian Banking Center

Service24 ATM Locations

North Louisiana
Benton
189 Burt Boulevard
Dubach
117 East Hico Street
Haynesville
10065 Highway 79
Homer
401 North 2nd Street
(Homer Memorial Hospital)
Oil City
126 South Highway 1
Vivian
102 East Louisiana Ave.

Service24 ATM Locations

South Louisiana
Abbeville
799 West Summers Drive
Amite
100 East Oak Street
1014 West Oak Street
Denham Springs
2231 South Range Avenue
Hammond
1201 West University Avenue
2111West Thomas Street
400 East Thomas Street
4 Medical Center Drive
(North Oaks Medical Center)
1900 S. Morrison Boulevard
(North Oaks Rehabilitation Center)
Greensburg
6151 Highway 10
Independence
455 West Railroad Ave.
Jennings
500 North Cary
Kentwood
723 Avenue G
Livingston
17199 Spring Ranch Road
(Livingston Parish Medical Ctr.)
Loranger
19518 Hwy 40
Montpelier
35651 Highway 16
Ponchatoula
105 Berryland
195 North 6th Street
Robert
22628 Highway 190
Walker
29815 Walker Rd. S
Watson
33818 Highway 16

FIRST GUARANTY BANCSHARES, INC.
Committed To Customer Satisfaction

FIRST GUARANTY BANCSHARES, INC.

Post Office Box 2009
Hammond, Louisiana 70404-2009

PRESORTED
FIRST-CLASS MAIL
U.S. POSTAGE PAID
BATON ROUGE, LA
PERMIT NO. 984